Exhibit 99.1

VirTra Scales Manufacturing Capabilities with Purchase of Industrial Building in Chandler, Arizona

Building will Serve as Company’s New Headquarters Starting in 2022

TEMPE, Ariz. — August 30, 2021 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of training simulators for the law enforcement, military, educational and commercial markets, has acquired a property in Chandler, Arizona that consists of approximately 4.3 acres and an industrial building with approximately 76,650 square feet. VirTra acquired the property for $10.8 million, with $8.6 million being financed through a mortgage loan and the remainder being paid in cash.

The property gives VirTra a larger and more centralized facility to meet the anticipated growth in training simulator development and production, recoil kit development and production, training content creation and administrative functions. VirTra also expects the new building will provide greater operational efficiencies than its existing two leased locations in Tempe, Arizona with approximately 42,860 square feet in aggregate. VirTra plans to fully move into the new space within nine months or less and plans to sub-lease its current leased spaces once it has moved out.

“As demand for VirTra’s world-class training simulators in the law enforcement and military markets grows, it is critical that we scale our manufacturing and production capacity to meet not only the burgeoning demand today but the potential growth in the future as well,” said Chairman and Chief Executive Officer Bob Ferris. “This will be a state-of-the-art headquarters where we push the envelope of effective simulation training products for the benefit of our customers and stakeholders. The property will also allow us to centralize our operations and ultimately provide greater efficiencies across our entire organization.”

Additional details regarding the transaction are available in the company’s current report on Form 8-K, which has been filed with the U.S. Securities and Exchange Commission.

About VirTra

VirTra (NASDAQ: VTSI) is a global provider of judgmental use of force training simulators, firearms training simulators and driving simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship, and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

Forward-Looking Statements

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Investor Relations Contact:

Matt Glover

Gateway Group, Inc.

VTSI@gatewayir.com

949-574-3860